UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2013

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2013, Lionbridge and its affiliates who are listed as Credit Parties in the revolving credit agreement dated as of December 21, 2006, as amended to date, among such parties and HSBC BANK USA, NATIONAL ASSOCIATION, amended and restated the revolving credit agreement (the "Amended and Restated Credit Agreement"). The Amended and Restated Credit Agreement provides for a senior secured revolving credit facility in an aggregate amount of up to $65,000,000 and expires on October 30, 2018. It also provides for an Incremental Facility in an aggregate amount of up to $35,000,000 and establishes interest rates in the range of the Prime Rate plus 0.25% - 1.00% or LIBOR plus 1.25% - 2.00%, depending on certain conditions and at Lionbridge's discretion. In connection with its execution of the Amended and Restated Credit Agreement, Lionbridge and its affiliates confirmed certain security agreements as set forth in the Omnibus Amendment dated as of October 30, 2013 and the Confirmations of Deeds dated as of October 30, 2013. The description of each of the Amended and Credit Agreement, the Omnibus Amendment and each Certificate of Deed is qualified in its entirety by reference to the copy thereof filed as Exhibits 10.1 – 10-4, respectively, to this Form 8-K, which is incorporated by reference.

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the third quarter of fiscal year 2013, and forward-looking statements relating to 2013, as presented in a press release of October 31, 2013. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

October 31, 2013	By:	Donald M. Muir

Name: Donald M. Muir
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement among Lionbridge Technologies, Inc., HSBC National Bank NA as administrative agent and the parties named therein, dated October 30, 2013
10.2	Omnibus Amendment dated as of October 20, 2013 among Lionbridge Technologies, Inc., the Credit Parties named therein, and HSBC National Bank NA as Administrative Agent
10.3	Deed of Confirmation of Lionbridge International dated as of October 30, 2013
10.4	Deed of Confirmation of Lionbridge Luxembourg SARL dated as of October 30, 2013
99.1	Press Release dated October 31, 2013